UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	Aberdeen Greater China Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

Aberdeen Greater China Fund, Inc. (GCH)

Semi-Annual Report

June 30, 2017

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Greater China Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2017. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan, or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

NAV Total Return Performance

For the six-month period ended June 30, 2017, the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 21.9%, assuming reinvestment of dividends and distributions, compared to a return of 23.5% for the Fund’s benchmark, the MSCI Golden Dragon Index1 on a U.S. Dollar basis. The Fund’s total returns for the six-month period ended June 30, 2017 are based on the reported NAV at each financial reporting period end.

Share Price, Total Return Performance & Discount

For the six-month period ended June 30, 2017, based on market price, the Fund’s total return was 32.0% assuming reinvestment of dividends and distributions. The market price of the Fund’s shares increased 32.0% over the six-month period from $8.69 on December 31, 2016 to $11.47 on June 30, 2017. The market price for the Fund’s shares on June 30, 2017 represented a discount of 8.7% to the NAV per share of $12.56 on that date, compared with a discount of 15.6% to the NAV per share of $10.30 on December 31, 2016.

Open Market Share Repurchase Program

On November 7, 2016 the Fund announced that the Board had approved the renewal of the Fund’s repurchase program for an additional one-year period in a maximum aggregate amount of 5% of the Fund’s outstanding shares determined on October 31, 2016. The Board has instructed management to report repurchase activity to it regularly and to post the number of shares repurchased on the Fund’s website on a monthly basis. During the six-month period ended June 30, 2017, the Fund repurchased 35,728 shares.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific equity team. The Asia-Pacific equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Nicholas Chui has replaced Frank Tian as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. This team also includes Flavia Cheong, Kathy Xu, Nicholas Yeo and Hugh Young.

Exploring Strategic Alternatives for the Fund

At a recent meeting of the Fund’s Board of Directors, the Fund’s Directors requested that Fund management explore strategic alternatives that might be available to the Fund, including possible corporate actions. There can be no assurance that any alternatives considered by the Board will result in any action being taken by the Fund or presented to the Fund’s stockholders for approval.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator are each an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund did not change as a result of the Merger.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity

[1]

The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index captures the equity market performance of large and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

Aberdeen Greater China Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

(e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s Semi-Annual and Annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeengch.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at http://cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;
•	Email: InvestorRelations@aberdeen-asset.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Equities in China, Hong Kong and Taiwan posted solid gains over the six-month period ended June 30, 2017. China led the markets as initial fears over the volatility of its currency (the yuan), capital outflows, tougher regulatory oversight and government curbs on leverage receded. The sharp rally in shares of mainland China’s large internet companies also boosted the Morgan Stanley Capital International (MSCI) Golden Dragon Index, the Chinese market benchmark. Towards the end of the period, MSCI’s decision to add A shares to its influential indices propelled shares higher. However, we believe that any immediate market impact would be minimal, given that the initial A-share weighting is small and implementation will not start until 2018; still, we believe this is a positive first step. Over time, we think that China has the potential to reshape international equity markets as it brings its increasing financial clout to bear. We welcome MSCI’s decision, and as an active investor in China, we will engage with the Fund’s company holdings in an effort to improve their transparency and corporate governance. Our hope is that growing foreign participation will gradually improve standards of accountability in the mainland.

Meanwhile, sustained inflows from the mainland helped propel Hong Kong stocks higher over the reporting period, along with a re-rating in financials. Encouraging domestic economic data further boosted investor sentiment. First-quarter 2017 gross domestic product growth strengthened, while upward revisions to other leading economic indicators recently suggested that the economy was on a healthier footing. A recovery in external demand and tourism are expected to underpin growth for 2017, despite risks of a downturn in the residential housing market and the swelling debt bubble in the mainland.

Taiwanese equities also performed well during the reporting period, supported by robust foreign fund inflows amid renewed interest in local high-tech firms and the central bank’s accommodative monetary policy. Additionally, the economy continued to expand, albeit at a slower pace, as industrial production eased and consumption remained sluggish. Nevertheless, we think that a resilient export outlook, driven by global demand for smartphones and other tech gadgets, as well as anticipated acceleration in fiscal spending point to rising momentum in the second half of 2017. In March 2017, the Taiwanese government unveiled a T$882 billion (roughly US$29 billion) stimulus package aimed at upgrading the country’s aging infrastructure to reinvigorate growth.

Fund performance review

The Fund gained 21.94% on a net asset value basis over the six-month period ended June 30, 2017, lagging the 23.49% return of its benchmark, the MSCI Golden Dragon Index. Overall, the negative currency effect outweighed positive asset allocation and stock selection. As bottom-up stock-pickers, our country and sector allocations are driven by where we can find what we believe are high-quality companies with attractive valuations. This approach may lead to significant deviations from the benchmark index.

Regarding asset allocation, the Fund’s overweight allocation to Hong Kong relative to the Fund’s benchmark, the MSCI Golden Dragon Index, its exposure to Singapore, which is not represented in the benchmark, and an overweight position in Hong Kong contributed positively to the Fund’s relative performance, while the Fund’s underweight exposure to China was a detractor.

At the stock level, the lack of exposure to Alibaba weighed on the Fund’s relative performance for the reporting period. The Chinese internet company’s share price surged, driven by its upbeat quarterly earnings. Similarly, the share price of Tencent, a leader in China’s internet sector, rallied on the back of solid quarterly results, but the Fund’s underweight exposure to the company hampered the Fund’s relative performance. We initiated a small position in Tencent during the reporting period, reflecting our evolving view of the company. In addition to Tencent’s popular social media network WeChat, which has nearly one billion monthly active users, the company also operates other businesses as diverse as mobile payments and online literature. Although we believe that Tencent is a solid business that is executing well in an exciting growth market, we have historically been cautious about this sector, with reservations over corporate structures designed to circumvent domestic laws restricting direct foreign ownership of internet companies in China. While this risk remains, internet companies are becoming an increasingly important part of China’s domestic stock markets and economic activity, diminishing the threat of the government intervening in a disruptive manner that could upend the sector, in our opinion. Meanwhile, since Tencent’s initial public offering (IPO) in 2004, we have continued to monitor the company, conducting extensive diligence on its corporate structure and founder, and engaging with management on these issues. Increasingly, we take comfort in its track record of treating minority shareholders fairly since its IPO.

Another detractor from Fund performance for the reporting period was the holding in traditional Chinese medicine maker Tong Ren Tang Technologies, which was hampered by relatively weak quarterly results. The Fund’s position in conglomerate Jardine Strategic also lagged the market after a period of robust share price performance earlier in 2017. Nonetheless, the stock remains one of the biggest contributors to Fund performance for the year to date.

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Conversely, the Fund’s exposure to surveillance systems supplier Hangzhou Hikvision, Hongkong and Shanghai Hotels (HSH) and Shanghai International Airport (SHIA), which are not represented in the benchmark MSCI Golden Dragon Index, contributed positively to the Fund’s relative performance for the reporting period. Hangzhou Hikvision’s upbeat quarterly results lifted its share price. HSH’s stock price rallied as investors are starting to recognize the true value of its assets, in our view. The company, which owns and operates the Peninsula Hotels globally, has a portfolio of assets that we believe is attractively valued. SHIA’s passenger and aircraft traffic remained positive over the reporting period, while investors’ optimism over the bidding of a duty-free concessionaire also supported its share price.

Outlook

Despite worries that China’s economy may lose some steam later this year, we think that Beijing should still meet its full-year 2017 gross domestic product growth target of 6.5%. Profit growth across the major industrial sectors remains firm. Manufacturing activity also appears healthy for now, highlighting resilience in domestic demand, alongside robust performance by export-oriented sectors. We feel that that should help to stave off sharper deceleration in activity.

However, we believe that there are still short-term risks to the upbeat outlook. Notably, there are elevated debt levels in the mainland, where the authorities have responded with a series of monetary policy-tightening measures.

Nonetheless, Chinese government policymakers have been emboldened to begin debt restructuring because of economic momentum and a stable exchange rate, which we view as a positive start. We are encouraged by authorities’ efforts to capitalize on a respite in capital outflows to promote reform. We believe that stability will be the priority ahead of a key leadership shuffle later in 2017, suggesting that Beijing will adopt a pragmatic approach to support growth.

Regarding politics, China and the U.S. remain divided on how to deal with a raft of geopolitical challenges, from North Korea’s provocations to Taiwan and maritime disputes – although Beijing’s tone towards South Korea has turned more conciliatory after President Moon Jae-in took office in May 2017 and suspended further deployment of the controversial U.S. Terminal High Altitude Area Defense (THAAD) missile defense system. We view the easing of tensions positively.

Aberdeen Asset Management Asia Limited

Aberdeen Greater China Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the six-month and average annual Fund performance compared to the MSCI Golden Dragon Index for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of June 30, 2017.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	21.9%	27.6%	5.7%	6.2%	1.4%
Market Value	32.0%	38.8%	6.5%	6.1%	2.4%
MSCI Golden Dragon Index	23.5%	30.9%	8.0%	10.5%	5.1%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengch.com or by calling 800-522-5465.

The total annualized expense ratio based on the six-month period ended June 30, 2017 was 1.74%.

Aberdeen Greater China Fund, Inc.

Portfolio Summary (unaudited)

The following table summarized the Fund’s portfolio by country expressed as a percentage of net assets as of June 30, 2017.

Countries	As a Percentage of Net Assets
Hong Kong	50.1%
China	32.6%
Taiwan	10.5%
United States	2.3%
Short-Term Investment	0.9%
Other Assets in Excess of Liabilities	3.6%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. An industry classification standard sector can include more than one industry group. As of June 30, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries. As of June 30, 2017, the Fund held 95.5% of its net assets in equities, 0.9% in a short-term investment and 3.6% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets
Industrials	18.9%
Financials	16.2%
Consumer Discretionary	14.0%
Information Technology	11.9%
Real Estate	11.7%
Telecommunication Services	8.7%
Consumer Staples	5.2%
Health Care	4.1%
Energy	3.5%
Utilities	1.3%
Short-Term Investment	0.9%
Other Assets in Excess of Liabilities	3.6%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2017:

Name of Security	As a Percentage of Net Assets
AIA Group Ltd.	6.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	6.2%
Jardine Strategic Holdings Ltd.	5.7%
HSBC Holdings PLC	4.9%
MTR Corp. Ltd.	4.9%
China Mobile Ltd.	3.7%
Taiwan Mobile Co. Ltd.	3.3%
Swire Properties Ltd.	3.3%
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares	3.1%
Hang Lung Properties Ltd.	2.8%

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)

LONG-TERM INVESTMENTS—95.5%
COMMON STOCKS—95.5%
CHINA—32.6%
1,130,000	China Conch Venture Holdings Ltd. (a)	Machinery—1.9%	$2,068,761
529,840	China International Travel Service Corp. Ltd., A Shares (a)	Hotels, Restaurants & Leisure—2.1%	2,352,747
727,000	China Merchants Bank Co. Ltd., A Shares (a)(b)	Banks—2.3%	2,562,042
80,000	China Merchants Bank Co. Ltd., H Shares (a)	Banks—0.2%	241,071
383,000	China Mobile Ltd. (a)	Wireless Telecommunication Services—3.7%	4,060,490
586,000	China Resources Land Ltd. (a)	Real Estate Management & Development—1.5%	1,707,174
1,723,000	CNOOC Ltd. (a)	Oil, Gas & Consumable Fuels—1.7%	1,890,544
1,480,000	CSPC Pharmaceutical Group Ltd. (a)	Pharmaceuticals—2.0%	2,161,702
698,400	Fuyao Glass Industry Group Co. Ltd., H Shares (a)(c)	Auto Components—2.4%	2,673,559
726,125	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (a)(b)	Electronic Equipment Instruments & Components—3.1%	3,462,993
150	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(b)	Electronic Equipment Instruments & Components—0.0%	715
31,500	Kweichow Moutai Co. Ltd., A Shares (a)	Beverages—2.0%	2,193,214
3,192,000	PetroChina Co. Ltd., H Shares (a)	Oil, Gas & Consumable Fuels—1.8%	1,952,771
432,923	Shanghai International Airport Co. Ltd., A Shares (a)(b)	Transportation Infrastructure—2.1%	2,381,450
31,000	Tencent Holdings Ltd. (a)	Internet Software & Services—1.0%	1,112,123
1,510,000	Tong Ren Tang Technologies Co. Ltd., H Shares (a)	Pharmaceuticals—2.1%	2,322,097
1,330,000	Yanlord Land Group Ltd. (a)	Real Estate Management & Development—1.5%	1,695,216
32,500	Yum China Holdings, Inc. (d)	Hotels, Restaurants & Leisure—1.2%	1,281,475
			36,120,144
HONG KONG—50.1%
963,000	AIA Group Ltd. (a)	Insurance—6.4%	7,045,654
733,000	Asia Satellite Telecommunications Holdings Ltd.	Diversified Telecommunication Services—0.7%	780,182
129,000	ASM Pacific Technology Ltd. (a)	Semiconductors & Semiconductor Equipment—1.6%	1,740,561
1,990,000	Convenience Retail Asia Ltd. (e)	Food & Staples Retailing—0.9%	986,404
100,000	Dah Sing Financial Holdings Ltd. (a)	Banks—0.8%	839,399
183,900	Dairy Farm International Holdings Ltd.	Food & Staples Retailing—1.3%	1,449,132
2,998,000	Giordano International Ltd. (a)	Specialty Retail—1.5%	1,712,355
8,898,000	Global Brands Group Holding Ltd. (a)(d)	Textiles, Apparel & Luxury Goods—0.8%	933,287
1,220,000	Hang Lung Properties Ltd. (a)	Real Estate Management & Development—2.8%	3,048,957
1,077,500	HKBN Ltd. (a)	Diversified Telecommunication Services—1.0%	1,081,056
781,043	Hong Kong & China Gas Co. Ltd. (a)	Gas Utilities—1.3%	1,468,891
80,800	Hong Kong Aircraft Engineering Co. Ltd.	Transportation Infrastructure—0.5%	553,676
68,786	Hong Kong Exchanges and Clearing Ltd. (a)	Capital Markets—1.6%	1,777,044
823,242	Hongkong & Shanghai Hotels Ltd. (The) (a)	Hotels, Restaurants & Leisure—1.3%	1,486,252
588,396	HSBC Holdings PLC (a)	Banks—4.9%	5,466,424
150,200	Jardine Strategic Holdings Ltd. (a)	Industrial Conglomerates—5.7%	6,261,443
1,749,000	Kerry Logistics Network Ltd. (a)	Air Freight & Logistics—2.3%	2,584,409
959,058	MTR Corp. Ltd. (a)	Road & Rail—4.9%	5,396,936
7,510,000	Pacific Basin Shipping Ltd. (a)(d)	Marine—1.5%	1,664,479
1,224,000	Shangri-La Asia Ltd.	Hotels, Restaurants & Leisure—1.9%	2,075,679
228,000	Swire Pacific Ltd., Class A (a)	Real Estate Management & Development—2.0%	2,225,657
380,000	Swire Pacific Ltd., Class B (a)	Real Estate Management & Development—0.6%	664,745
1,106,400	Swire Properties Ltd. (a)	Real Estate Management & Development—3.3%	3,647,156
960,000	Texwinca Holdings Ltd. (a)	Textiles, Apparel & Luxury Goods—0.5%	582,806
			55,472,584

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
TAIWAN—10.5%
171,000	Taiwan FamilyMart Co. Ltd. (a)	Food & Staples Retailing—1.0%	$1,149,928
970,000	Taiwan Mobile Co. Ltd. (a)	Wireless Telecommunication Services—3.3%	3,651,249
1,004,000	Taiwan Semiconductor Manufacturing Co. Ltd. (a)	Semiconductors & Semiconductor Equipment—6.2%	6,859,542
			11,660,719
UNITED STATES—2.3%
615,600	Samsonite International SA (a)	Textiles, Apparel & Luxury Goods—2.3%	2,571,851
	Total Common Stocks		105,825,298
	Total Long-Term Investments—95.5% (cost $99,014,989)		105,825,298
SHORT-TERM INVESTMENT—0.9%
UNITED STATES—0.9%
960,373	State Street Institutional U.S. Government Money Market Fund (f)		960,373
	Total Short-Term Investment—0.9% (cost $960,373)		960,373
	Total Investments—96.4% (cost $99,975,362) (g)		106,785,671

	Other Assets in Excess of Liabilities—3.6%		3,958,309
	Net Assets—100.0%		$110,743,980

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Non-income producing security.
(e)	Illiquid security.
(f)	Registered investment company advised by State Street Global Advisors.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC—Public Limited Company

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2017

Assets
Investments, at value (cost $99,014,989)	$105,825,298
Short-term investments, at value (cost $960,373)	960,373
Foreign currency, at value (cost $3,105,852)	3,106,746
Cash at broker for China A shares	6,845
Interest and dividends receivable	849,794
Receivable for investments sold	240,492
Prepaid expenses	14,296
Total assets	111,003,844

Liabilities
Investment management fees payable (Note 3)	89,490
Director fees payable	24,865
Payable for investments purchased	17,778
Investor relations fees payable (Note 3)	15,098
Administration fees payable (Note 3)	7,224
Other accrued expenses	105,409
Total liabilities	259,864

Net Assets	$110,743,980

Composition of Net Assets:
Common stock (par value $.001 per share)	$8,817
Paid-in capital in excess of par	105,177,925
Accumulated net investment income	1,731,806
Accumulated net realized loss from investment and foreign currency transactions	(2,983,399)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	6,808,831
Net Assets	$110,743,980
Net asset value per share based on 8,816,794 shares issued and outstanding	$12.56

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $96,439)	$1,972,564
Total Investment Income	1,972,564

Expenses
Investment management fee (Note 3)	505,571
Directors’ fees and expenses	62,062
Legal fees and expenses	44,153
Insurance expense	41,079
Administration fee (Note 3)	40,588
Audit fees	31,488
Reports and notices to shareholders	28,008
Custodian and accounting fees	26,628
Investor relations fees (Note 3)	25,580
NYSE listing fee	11,778
Transfer agent’s fees and expenses	10,742
Miscellaneous expenses	56,468
Net expenses	884,145

Net investment income	1,088,419

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	(197,876)
Foreign currency transactions	2,956
(194,920)

Net change in unrealized appreciation/(depreciation) on:
Investments	19,003,069
Foreign currency translation	7,612
19,010,681
Net realized and unrealized gain from investment and foreign currency related transactions	18,815,761
Net Increase in Net Assets Resulting from Operations	$19,904,180

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2017 (unaudited)	For the Year Ended December 31, 2016

Increase/(Decrease) from Investment Operations

Operations:
Net investment income	$1,088,419	$1,156,023
Net realized loss from investment and foreign currency related transactions	(194,920)	(2,166,762)
Net change in unrealized appreciation on investments and foreign currency translation	19,010,681	3,578,086
Total increase from investment operations	19,904,180	2,567,347

Dividends and Distributions to Shareholders from:
Net investment income	—	(450,674)
Net realized gains	—	(369,839)
Total dividends and distributions to shareholders	—	(820,513)

Common Stock Transactions:
Repurchase of shares under open market repurchase policy (35,728 and 206,626, respectively) (Note 6)	(332,470)	(1,772,723)
Change in net assets from capital transactions	(332,470)	(1,772,723)
Net increase/(decrease) in net assets	19,571,710	(25,889)

Net Assets:
Beginning of period	91,172,270	91,198,159
End of period (including accumulated net investment income of $1,731,806 and $643,387, respectively)	$110,743,980	$91,172,270

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2017(a) (unaudited)		For the Fiscal Years Ended December 31,
			2016(a)	2015(a)	2014(a)	2013(a)	2012
Per Share Operating Performance:
Net asset value, beginning of period	$10.30		$10.07	$11.27	$11.43	$13.41	$11.28
Net investment income/(loss)	0.12		0.13	0.18	0.08	(0.04)	0.05
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	2.13		0.15	(0.90)	0.11	(0.83)	2.13
Total from investment operations	2.25		0.28	(0.72)	0.19	(0.87)	2.18
Dividends and distributions to shareholders from:
Net investment income	–		(0.05)	(0.18)	(0.07)	–	(0.05)
Net realized gains	–		(0.04)	(0.33)	(0.16)	(1.34)	–
Total dividends and distributions	–		(0.09)	(0.51)	(0.23)	(1.34)	(0.05)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	–	(0.12)	–	–
Accretion to net asset value, resulting from share repurchases and shares tendered (Note 5)	–		–	–	–	0.23	–
Impact due to open market repurchase policy (Note 6)	0.01		0.04	0.03	–	–	–
Total of capital share transactions	0.01		0.04	0.03	(0.12)	0.23	–
Net asset value, end of period	$12.56		$10.30	$10.07	$11.27	$11.43	$13.41
Market value, end of period	$11.47		$8.69	$8.56	$9.92	$10.16	$12.86

Total Investment Return Based on(b):
Market value	31.99%		2.56%	(8.15% )	(0.17% )	(10.34% )	28.23%
Net asset value	21.94%		3.33%	(4.89% )	0.81%	(3.27% )	19.37%

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$110,744		$91,172	$91,198	$103,665	$94,876	$325,476
Total expenses, net of fee waivers	1.74%	(c)	1.88%	1.81%	1.99%	2.23%	2.07%
Total expenses, excluding fee waivers	1.74%	(c)	1.90%	1.82%	1.99%	2.23%	2.07%
Net investment income/(loss)	2.15%	(c)	1.28%	1.58%	0.66%	(0.32% )	0.39%
Portfolio turnover	6%		15%	14%	11%	54%	88%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, and that dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market price.
(c)	Annualized.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (Unaudited)

June 30, 2017

1. Organization

Aberdeen Greater China Fund, Inc. (the “Fund”), formerly, The Greater China Fund, Inc., was incorporated in Maryland on May 11, 1992 and commenced operations on July 23, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (I) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (II) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 –  quoted prices in active markets for identical investments;

Level 2 –  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 –  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
China	$1,281,475	$34,838,669	$–	$36,120,144
Hong Kong	5,845,073	49,627,511	–	55,472,584
Taiwan	–	11,660,719	–	11,660,719
United States	–	2,571,851	–	2,571,851
Short-Term Investment	960,373	–	–	960,373
Total	$8,086,921	$98,698,750	$–	$106,785,671

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

During the six-month period ended June 30, 2017, the security issued by Yanlord Land Group Ltd. transferred from Level 1 to Level 2 at a value of $1,695,216 because there was a valuation factor applied at June 30, 2017. Also, securities issued by Convenience Retail Asia Ltd., Hong Kong Aircraft Engineering Co. Ltd. and Shangri-La Asia Ltd., transferred from Level 2 to Level 1 at the values of $986,404, $553,676 and $2,075,679, respectively, because the securities could be valued without the application of a valuation factor at June 30, 2017.

For the six-month period ended June 30, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the

Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

g. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. For the six-month period ended June 30, 2017, the Fund did not hold a repurchase agreement.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. AAMAL is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAMAL receives a monthly fee, computed weekly, at an annual rate of 1.00% of the Fund’s average weekly net assets up to $100 million, 0.90% of the Fund’s average weekly net assets from and including $100 million up to $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million. For the six-month period ended June 30, 2017, AAMAL earned a total of $505,571 in management fees. Effective January 1, 2017, AAMAL entered into a written contract (the “Expense Limitation Agreement”) with the Fund. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and nonroutine expenses) from exceeding 2.00% of the average weekly net assets of the Fund on an annualized basis. For the six-month period ended June 30, 2017, AAMAL did not waive any fees because the Fund did not reach the limit.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the six-month period ended June 30, 2017, AAMI earned $40,588 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor

Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the limited rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI) provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2017, the Fund incurred investor relations fees of approximately $20,952. For the six-month period ended June 30, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. The investor relations fees incurred during the period will not tie to the “Investor relations fees” line item in the Statement of Operations because the figure in the Statement of Operations includes an adjustment for amounts accrued during the Fund’s prior fiscal year.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2017, were $5,540,222 and $7,549,689, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value per share of common stock. During the six-month period ended June 30, 2017, the Fund repurchased 35,728 shares pursuant to its Open Market Repurchase Program (see Note 6). As of June 30, 2017, there were 8,816,794 shares of common stock issued and outstanding.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

6. Open Market Share Repurchase Program

On November 7, 2016, the Fund announced that the Board of Directors authorized management to continue the open market purchases for an additional one-year period in a maximum aggregate amount of 5% of the Fund’s outstanding shares, determined on October 31, 2016. The Board has instructed management to report repurchase activity to it regularly and to post the number of shares repurchased on the Fund’s website on a monthly basis.

There is no assurance the Fund will purchase any shares or that the share repurchase program will have an impact on the liquidity or value of the Fund or the Fund’s shares. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2017, the Fund repurchased 35,728 shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund’s investment manager are unsuccessful.

b. China Risk:

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“collectively, Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrial Sector Risk.  To the extent that the industrials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Industrial companies are affected by supply and demand both for their specific products or services and for industrial sector products or services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2017

Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Financial Sector Risk.  To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

d. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$99,975,362	$19,970,244	$(13,159,935)	$6,810,309

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2017.

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on June 21, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class II Directors to the Board of Directors:

	Votes For	Votes Against	Abstain
C. William Maher	6,199,737.8	944,376.1	58,093.8
Jonathan J.K. Taylor	6,184,355.2	964,295.7	53,556.8

Directors whose term of office continued beyond the meeting are as follows: John A. Hawkins and Moritz Sell.

Aberdeen Greater China Fund, Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless Computershare (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at Computershare P.O. Box 30170, College Station, Texas 77842-3170. For further information regarding the plan, you may also contact the Plan Agent directly at 1-800-647-0584.

Aberdeen Greater China Fund, Inc.

Corporate Information

Directors

John A. Hawkins, Chairman

C. William Maher

Moritz A. Sell

Jonathan J.K. Taylor

Officers

Alan Goodson, President and Principal Executive Officer

Jeffrey Cotton, Vice President and Chief Compliance Officer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President – Compliance

Bev Hendry, Vice President

Christian Pittard, Vice President

Nicholas Yeo, Vice President and Portfolio Manager

Andrea Melia, Treasurer and Principal Financial Officer

Sharon Ferrari, Assistant Treasurer

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2017, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Greater China Fund, Inc. are traded on the NYSE under the symbol “GCH”. Information about the Fund’s net asset value and market price is available at www.aberdeengch.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Greater China Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount)

the net asset value (NAV) of the Fund. The NAV is the value of an entity’s assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold.

There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

In the United States, Aberdeen Asset Management is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

GCH-

-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

               Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2017, there was a change to the Portfolio Managers identified in the

Registrant’s Annual Report on Form N-CSR filed on March 10, 2017.

(a)(1) The information in the table below is as of September 5, 2017.

Individual & Position	Services Rendered	Past Business Experience

Nicholas Chui Investment Manager	Responsible for equity portfolio management.

Currently an Investment Manager on the China/Hong Kong Equities Team. Mr Chui joined Aberdeen in 2011 upon completion of an internship with the team in 2010.

Mr. Chui holds a Bachelor of Accountancy from the Singapore Management University and is a Chartered Accountant of Singapore and is a CFA® charterholder.

(a)(2) The information in the table below is as of June 30, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Nicholas Chui	Registered Investment Companies	24	$13,068.51	0	0

	Pooled Investment Vehicles	82	$40,608.02	0	0

	Other Accounts	118	$33,798.33	4	671.16

Total assets are as of June 30, 2017 and have been translated to U.S. dollars at a rate of £1.00 = $1.24.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Registrant’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Registrant to compete against such model delivery clients that hold and trade in a same security as the Registrant.

(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and considering market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of June 30, 2017
Nicholas Chui	None

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2017 through January 31, 2017	13,117	$8.97	13,117	403,813
February 1, 2017 through February 28, 2017	14,100	$9.31	14,100	389,713
March 1, 2017 through March 31, 2017	8,500	$9.73	8,500	381,213
April 1, 2017 through April 30, 2017	0		0	381,213
May 1, 2017 through May 31, 2017	0		0	381,213
June 1, 2017 through June 30, 2017	0		0	381,213
Total	35,717	$9.29	35,717	–

(1)	On October 28, 2014, Aberdeen Greater China Fund, Inc. (NYSE: GCH) (the “Fund”) announced that its Board of Directors, authorized management to make open market purchases from time to time in a maximum aggregate amount of up to 5% of the Fund’s outstanding shares, determined on October 31, 2014, over a one year period. On August 25, 2016, the Board of Directors authorized management to continue the open market purchases for an additional one-year period in a maximum aggregate amount of 5% of the Fund’s outstanding shares, determined on October 31, 2016. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aberdeen Greater China Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 6, 2017

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 6, 2017